UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  JULY 17, 2006
              ----------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                             KEARNY FINANCIAL CORP.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       United States                        0-51093                22-3803741
---------------------------------      ---------------           ---------------
 (State or other jurisdiction          (SEC Commission           (IRS Employer
     of incorporation)                  File No.)                Identification
                                                                 Number)

120 Passaic Avenue, Fairfield, New Jersey                           07004
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (973)244-4500
                                                    -------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

                             KEARNY FINANCIAL CORP.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 8.01 OTHER EVENTS
          ------------

     On July 17, 2006, the Company's board of directors approved a stock repurchase plan for up to 5% of the currently outstanding common stock. The repurchases will occur from time to time as deemed prudent by management, and there is no expiration date for the plan.

     A copy of the July 18, 2006 press release announcing the repurchase plan is furnished with this Form 8-K as an exhibit.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (d) Exhibits:

             99 Press Release dated July 18, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             KEARNY FINANCIAL CORP.


Date: July 17, 2006                          By:/s/ Craig Montanaro
                                                --------------------------------
                                                Craig Montanaro
                                                Senior Vice President